UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

American Outdoor Brands, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! AMERICAN OUTDOOR BRANDS, INC. 2023 Annual Meeting Vote by September 26, 2023 11:59 PM ET AMERICAN OUTDOOR BRANDS, INC. 1800 NORTH ROUTE Z, SUITE A COLUMBIA, MO 65202 V20989-P97009 You invested in AMERICAN OUTDOOR BRANDS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on September 27, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 13, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* September 27, 2023 12:00 PM Eastern Time Virtually at: www.virtualshareholdermeeting.com/AOUT2023*Please check the meeting materials for any special requirements for meeting attendance. V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. PROPOSAL 1: ELECTION OF DIRECTORS: To elect as directors each of the nominees listed below to serve until their successors are elected and qualified at the 2024 Annual Meeting of Stockholders, subject to their earlier death, resignation, disqualification, or removal. Nominees: 01) Bradley T. Favreau 02) Gregory J. Gluchowski, Jr. 03) Luis G. Marconi04) Barry M. Monheit 05) I. Marie Wadecki 2. PROPOSAL 2: To ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent registered public accountant of our company for the fiscal year ending April 30, 2024. 3. PROPOSAL 3: To approve the stockholder proposal on the adoption of simple majority voting requirements. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V20990-P97009